UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014

SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to Vote of Security Holders.
On July 24, 2014, SmartPros Ltd. (the “Company”) held its 2014 Annual Meeting of Stockholders. At that meeting, stockholders:

•	Re-elected two incumbent Class I directors to serve until the annual meeting of stockholders in 2017 and until their respective successors are elected and qualified; and

•	Approved, on an advisory basis, the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent auditors for the 2014 fiscal year.
The specific votes were as follows:

1.	With respect to the election of the Class I directors:

VOTES
NAME	FOR	WITHHELD	BROKER NON- VOTES
John J. Gorman	1,984,061	5,821	1,989,679
Martin H. Lager	1,984,061	5,821	1,989,679

2. With respect to the advisory approval of Baker Tilly Virchow Krause, LLP:

VOTES
FOR	AGAINST	ABSTAIN
3,974,755	3,641	1,165

*******

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated:	July 29, 2014	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer